Exhibit 99

Wright Medical Group, Inc. Reports Results for Third Quarter Ended September 30, 2006

       Third Quarter Adjusted Earnings Exceed Communicated Guidance Range

       Company Returns to Earnings Growth and Operating Leverage Ahead of
                                    Schedule

     ARLINGTON, Tenn.--(BUSINESS WIRE)--Oct. 25, 2006--Wright Medical Group, Inc. (NASDAQ: WMGI), a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics, today reported financial results for its third quarter ended September 30, 2006.

     Net sales totaled $78.6 million during the third quarter ended September 30, 2006, representing a 7% increase over net sales of $73.5 million during the third quarter of 2005. Excluding the impact of foreign currency, net sales increased 6% during the third quarter. Net income for the third quarter of 2006 totaled $3.6 million or $0.10 per diluted share, including the after-tax effects of approximately $3.7 million of non-cash stock-based compensation related to FASB Statement No. 123R and the approximately $1.5 million gain from the sale of an investment. Excluding these items, net income, as adjusted, increased by 23% for the third quarter of 2006 to $4.9 million, or $0.14 per diluted share, compared to net income of $4.0 million, or $0.11 per diluted share during the third quarter of 2005. A reconciliation of U.S. GAAP to "as adjusted" results is included in the attached financial tables.

     For the first nine months of 2006, the Company's net sales totaled $252.4 million, representing a 6% increase over net sales of $238.9 million for the first nine months of 2005. Net income for the first nine months of 2006 totaled $8.7 million, or $0.25 per diluted share, including the after-tax effects of approximately $10.1 million of non-cash stock-based compensation and the approximately $1.5 million gain on the sale of an investment during the third quarter of 2006. Excluding these items, net income, as adjusted, for the first nine months of 2006 totaled $15.2 million, or $0.43 per diluted share. Net income for the first nine months of 2005 totaled $19.0 million, or $0.54 per diluted share. Excluding non-cash stock-based compensation, net income for the first nine months of 2005 totaled $19.3 million, or $0.55 per diluted share.

     Gary D. Henley, President and Chief Executive Officer commented, "We are pleased with our third quarter financial performance, which met our quarterly sales target and exceeded the range of earnings expectations that we had previously established for the quarter. One year ago, the Company initiated its turnaround plan with a focus on returning the Company to bottom-line performance in line with its stated long-term growth objectives. This quarter represents a significant milestone in the execution of that plan, with a return to double-digit bottom-line growth one quarter earlier than anticipated."

     Mr. Henley continued, "While every element of our business deserves credit for the success of our recovery efforts to date, we are particularly pleased with the improving performance of our international business, which posted third quarter sales growth of 9% compared to the year-ago period. This represents the best international sales growth rate that we have delivered since the fourth quarter of 2004. While our international recovery is still not complete, this quarter's strong sales performance demonstrates the significant contribution that our international business is capable of achieving as we progress into the fourth quarter of 2006 and into 2007."

     Sales Review

     Globally, the Company experienced sales growth acceleration both in total as well as within each of its major product lines during the third quarter of 2006, with sales of its hip, extremity, biologics and knee product lines increasing by 15%, 10%, 6%, and 2% respectively.

     Domestic sales totaled $50.2 million during the third quarter of 2006 and $157.8 million in the first nine months of 2006, representing growth of 6% and 7%, respectively. Third quarter domestic sales of the Company's hip, extremity, knee and biologics product lines reflected growth of 11%, 8%, 3% and 3%, respectively.

     International sales, as reported, totaled $28.4 million for the third quarter of 2006, an increase of 9% over the third quarter of 2005. For the first nine months of 2006, international sales reached $94.6 million, an increase of 3% compared to the first nine months of 2005. The Company's international sales results included a favorable foreign currency impact totaling approximately $505,000 during the third quarter, and an unfavorable foreign currency impact of $1.8 million during the first nine months of 2006.

     Outlook

     The Company's earnings targets, as communicated in the guidance ranges stated below for the full year 2006 and the fourth quarter of 2006, exclude the effect of possible future acquisitions, other material future business developments, the impact of expensing non-cash stock-based compensation pursuant to FASB Statement No. 123R, and the aforementioned $1.5 million gain on the sale of an investment.

     The Company has revised its previously-communicated sales target for the full year 2006 to a lowered target range of $336 million to $338 million, representing an annual growth objective of approximately 5% to 6%, and has upwardly revised its previously-communicated earnings per share outlook to a target range of $0.61 to $0.63 per diluted share for 2006, as adjusted, reflecting management's outlook for a continuation of annualized earnings growth throughout the remainder of the year.

     The Company's anticipated targets for the fourth quarter of 2006 for net sales are in the range of $84 million to $86 million, representing a sales growth objective of 5% to 7% for the quarter, with earnings per share results ranging from $0.18 to $0.20 per diluted share, as adjusted.

     The Company also reiterates its objective of returning the business to its stated long-term low- to mid-teens net sales growth profile while sustaining adjusted operating income growth that exceeds its respective annualized net sales growth. The Company anticipates continued progress toward returning to its targeted revenue growth profile during 2007, with 2007 annualized constant currency net sales growth accelerating to a range of 9% to 11% while both adjusted operating income and adjusted earnings per share grow at rates meaningfully in excess of the Company's net sales growth. The Company intends to communicate defined ranges of net sales and profitability objectives for 2007 and to assist investors in further developing their financial models during a financial guidance conference call to be held after the Company has completed its 2007 budget preparation process. The call is scheduled to be held at 3:30 p.m. (Central Time) on Tuesday, December 12, 2006. Dial-in and webcast access instructions will be provided in advance of the call.

     As noted above, the Company's financial targets exclude the impact of non-cash stock-based compensation charges associated with FASB Statement No. 123R. While the amount of such non-cash charges will vary depending upon a number of factors, both within and beyond the Company's control, the Company currently estimates that the after-tax impact of stock-based compensation will range from $0.32 to $0.33 per diluted share for the full year 2006 and $0.09 to $0.10 per diluted share for the fourth quarter of 2006.

     The Company's anticipated targets for net sales and earnings per share are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company's actual results to differ materially from the anticipated targets. The anticipated targets are not predictions of the Company's actual performance. See the cautionary information about forward-looking statements in the "Safe-Harbor Statement" section of this press release.

     Conference Call

     As previously announced, the Company will host a conference call starting at 3:30 p.m. (Central Time) today. The live dial-in number for the call is 800-811-8824 (domestic) or 913-981-4903 (international). To access a simultaneous webcast of the conference call via the internet, go to the "Corporate - Investor Information" section of the Company's website located at www.wmt.com. A replay of the conference call by telephone will be available starting at 7:30 p.m. (Central Time) today and continuing until 12:00 a.m. (Central Time) on November 1, 2006. To hear this replay, dial 888-203-1112 (domestic) or 719-457-0820 (international) and enter the registration number 3848644. A replay of the conference call will also be available via the internet starting today and continuing for at least 12 months. To access a replay of the conference call via the internet, go to the "Corporate - Investor Information - Audio Archives" section of the Company's website located at www.wmt.com.

     The conference call may include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release or otherwise available in the "Corporate - Investor Information - Supplemental Financial Information" section of the Company's website located at www.wmt.com.

     The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the "Safe-Harbor Statement" section of this press release.

     Non-GAAP Financial Measures

     The Company uses non-GAAP financial measures, such as net sales, excluding the impact of foreign currency, gross profit, as adjusted, operating income, as adjusted, net income, as adjusted and net income, as adjusted, per diluted share. The Company's management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company's operations, period over period. The measures exclude such items as business development activities, including purchased in-process research and development, the financial impact of significant litigation, and non-cash stock-based expense, all of which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

     Safe-Harbor Statement

     This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this press release, other than statements of historical fact, are forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, beliefs, estimates, and expectations and express management's current views of future performance, results, and trends. The Company wishes to caution readers that actual results might differ materially from those described in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including the factors discussed in the Company's filings with the Securities and Exchange Commission (including the Company's annual report on Form 10-K for the year ended December 31, 2005 under the heading, "Risk Factors" and its quarterly reports), which could cause the Company's actual results to materially differ from those described in the forward-looking statements. Although the Company believes that the forward-looking statements are accurate, there can be no assurance that any forward-looking statement will prove to be accurate. A forward-looking statement should not be regarded as a representation by the Company that the results described therein will be achieved. The Company wishes to caution readers not to place undue reliance on any forward-looking statement. The forward-looking statements are made as of the date of this press release. The Company assumes no obligation to update any forward-looking statement after this date.

     Wright Medical Group, Inc. is a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics. The Company has been in business for more than 50 years and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit the Company's website at www.wmt.com.

                                --Tables Follow--


                      Wright Medical Group, Inc.
           Condensed Consolidated Statements of Operations
           (in thousands, except per share data--unaudited)

                             Three Months Ended    Nine Months Ended
                           -------------------------------------------
                           Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,
                              2006       2005       2006       2005
                           ---------- ---------- ---------- ----------

Net sales                  $  78,637  $  73,479  $ 252,385  $ 238,869
Cost of sales                 22,517     20,263     72,245     67,409
                           ---------- ---------- ---------- ----------
     Gross profit             56,120     53,216    180,140    171,460

Operating expenses:
  Selling, general and
   administrative             45,494     40,110    143,396    121,276
  Research and development     6,175      5,904     19,994     16,505
  Amortization of
   intangible assets             987      1,020      3,254      3,119
                           ---------- ---------- ---------- ----------
     Total operating
      expenses                52,656     47,034    166,644    140,900
                           ---------- ---------- ---------- ----------

     Operating income          3,464      6,182     13,496     30,560
Interest (income) expense,
 net                            (570)      (171)    (1,188)       (91)
Other (income) expense, net   (1,550)        43     (1,483)       206
                           ---------- ---------- ---------- ----------
     Income before income
      taxes                    5,584      6,310     16,167     30,445
Provision for income taxes     1,979      2,324      7,503     11,423
                           ---------- ---------- ---------- ----------
     Net income            $   3,605  $   3,986  $   8,664  $  19,022
                           ========== ========== ========== ==========

Net income per share,
basic                      $    0.10  $    0.12  $    0.25  $    0.56
                           ========== ========== ========== ==========
Net income per share,
 diluted                   $    0.10  $    0.11  $    0.25  $    0.54
                           ========== ========== ========== ==========
Weighted-average number of
 common shares outstanding,
 basic                        34,420     33,972     34,289     33,920
                           ========== ========== ========== ==========
Weighted-average number of
 common shares outstanding,
 diluted                      35,460     35,285     35,319     35,240
                           ========== ========== ========== ==========


                      Wright Medical Group, Inc.
                     Consolidated Sales Analysis
                  (dollars in thousands--unaudited)


                                          Three Months Ended
                                 -------------------------------------
                                  Sept. 30,    Sept. 30,
                                     2006         2005      % change
                                 ------------ ------------ -----------
Geographic
---------------------------------
Domestic                          $   50,214   $   47,406         5.9%
International                         28,423       26,073         9.0%
                                 ------------ ------------ -----------
Total net sales                   $   78,637   $   73,479         7.0%
                                 ============ ============ ===========

Product Line
---------------------------------
Hip products                      $   27,645   $   24,143        14.5%
Knee products                         21,805       21,471         1.6%
Biologics products                    15,835       14,972         5.8%
Extremity products                    10,803        9,861         9.6%
Other                                  2,549        3,032      (15.9%)
                                 ------------ ------------ -----------
Total net sales                   $   78,637   $   73,479         7.0%
                                 ============ ============ ===========


                                          Nine Months Ended
                               ---------------------------------------
                                Sept. 30,     Sept. 30,
                                   2006          2005       % change
                               ------------- ------------- -----------
Geographic
------------------------------
Domestic                        $   157,789   $   147,277         7.1%
International                        94,596        91,592         3.3%
                               ------------- ------------- -----------
Total net sales                 $   252,385   $   238,869         5.7%
                               ============= ============= ===========

Product Line
------------------------------
Hip products                    $    90,588   $    81,880        10.6%
Knee products                        71,199        70,811         0.1%
Biologics products                   47,930        46,490         3.1%
Extremity products                   33,262        29,914        11.2%
Other                                 9,406         9,774       (3.8%)
                               ------------- ------------- -----------
Total net sales                 $   252,385   $   238,869         5.7%
                               ============= ============= ===========


                      Wright Medical Group, Inc.
  Reconciliation of Net Sales to Net Sales Excluding the Impact of
                           Foreign Currency
                  (dollars in thousands--unaudited)

                               Three Months Ended   Nine Months Ended
                                 Sept. 30, 2006      Sept. 30, 2006
                               ------------------- -------------------
Net sales, as reported          $          78,637   $         252,385
Currency impact as compared to
 prior period                                (505)              1,767
                               ------------------- -------------------
Net sales, excluding the impact
of foreign currency             $          78,132   $         254,152
                               =================== ===================


                      Wright Medical Group, Inc.
          Reconciliation of Non-GAAP Results of Operations
           (in thousands, except per share data--unaudited)


                                           Three Months Ended
                                           September 30, 2006
                                   -----------------------------------
                                      As      Non-GAAP           As
                                   Reported Adjustments(a)    Adjusted
                                   -------- --------------    --------

Net sales                          $78,637   $          -     $78,637
Cost of sales                       22,517           (258)(b)  22,259
                                   -------- --------------    --------
   Gross profit                     56,120            258      56,378

Operating expenses:
  Selling, general and
   administrative                   45,494         (2,845)(b)  42,649
  Research and development           6,175           (556)(b)   5,619
  Amortization of intangible assets    987              -         987
                                   -------- --------------    --------
   Total operating expenses         52,656         (3,401)     49,255
                                   -------- --------------    --------

   Operating income                  3,464          3,659       7,123

Interest (income) expense, net        (570)             -        (570)
Other expense (income), net         (1,550)         1,499 (c)     (51)
                                   -------- --------------    --------
   Income before income taxes        5,584          2,160       7,744

Provision for income taxes           1,979            823 (d)   2,802
                                   -------- --------------    --------

   Net income                      $ 3,605   $      1,337     $ 4,942
                                   ======== ==============    ========

Net income per share, basic        $  0.10   $       0.04     $  0.14
                                   ======== ==============    ========

Net income per share, diluted      $  0.10   $       0.04     $  0.14
                                   ======== ==============    ========

Weighted-average number of
common shares outstanding, basic    34,420              -      34,420
                                   ======== ==============    ========

Weighted-average number of
common shares outstanding, diluted  35,460              8      35,468
                                   ======== ==============    ========


                                           Three Months Ended
                                           September 30, 2005
                                   -----------------------------------
                                      As      Non-GAAP           As
                                   Reported Adjustments(a)    Adjusted
                                   -------- --------------    --------

Net sales                          $73,479   $          -     $73,479
Cost of sales                       20,263              -      20,263
                                   -------- --------------    --------
   Gross profit                     53,216              -      53,216

Operating expenses:
  Selling, general and
   administrative                   40,110            (65)(b)  40,045
  Research and development           5,904              -       5,904
  Amortization of intangible
   assets                            1,020              -       1,020
                                   -------- --------------    --------
   Total operating expenses         47,034            (65)     46,969
                                   -------- --------------    --------

   Operating income                  6,182             65       6,247

Interest (income) expense, net        (171)             -        (171)
Other expense (income), net             43              -          43
                                   -------- --------------    --------
   Income before income taxes        6,310             65       6,375

Provision for income taxes           2,324             26 (d)   2,350
                                   -------- --------------    --------

   Net income                      $ 3,986   $         39     $ 4,025
                                   ======== ==============    ========

Net income per share, basic        $  0.12   $       0.00     $  0.12
                                   ======== ==============    ========

Net income per share, diluted      $  0.11   $       0.00     $  0.11
                                   ======== ==============    ========

Weighted-average number of
common shares outstanding, basic    33,972              -      33,972
                                   ======== ==============    ========

Weighted-average number of
common shares outstanding, diluted  35,285              -      35,285
                                   ======== ==============    ========


                                          Nine Months Ended
                                          September 30, 2006
                                --------------------------------------
                                   As        Non-GAAP           As
                                Reported   Adjustments(a)    Adjusted
                                --------- ---------------    ---------

Net sales                       $252,385   $           -     $252,385
Cost of sales                     72,245            (487)(b)   71,758
                                --------- ---------------    ---------
   Gross profit                  180,140             487      180,627

Operating expenses:
  Selling, general and
   administrative                143,396          (8,007)(b)  135,389
  Research and development        19,994          (1,627)(b)   18,367
  Amortization of intangible
   assets                          3,254               -        3,254
                                --------- ---------------    ---------
   Total operating expenses      166,644          (9,634)     157,010
                                --------- ---------------    ---------

   Operating income               13,496          10,121       23,617

Interest (income) expense, net    (1,188)              -       (1,188)
Other expense (income), net       (1,483)          1,499 (c)       16
                                --------- ---------------    ---------
   Income before income taxes     16,167           8,622       24,789

Provision for income taxes         7,503           2,054 (d)    9,557
                                --------- ---------------    ---------

   Net income                   $  8,664   $       6,568     $ 15,232
                                ========= ===============    =========

Net income per share, basic     $   0.25   $        0.19     $   0.44
                                ========= ===============    =========

Net income per share, diluted   $   0.25   $        0.18     $   0.43
                                ========= ===============    =========

Weighted-average number of
common shares outstanding, basic  34,289               -       34,289
                                ========= ===============    =========

Weighted-average number of
common shares outstanding,
 diluted                          35,319             (16)      35,303
                                ========= ===============    =========


                                          Nine Months Ended
                                          September 30, 2005
                                --------------------------------------
                                   As        Non-GAAP           As
                                Reported   Adjustments(a)    Adjusted
                                --------- ---------------    ---------

Net sales                       $238,869   $           -     $238,869
Cost of sales                     67,409             (11)(b)   67,398
                                --------- ---------------    ---------
   Gross profit                  171,460              11      171,471

Operating expenses:
  Selling, general and
   administrative                121,276            (380)(b)  120,896
  Research and development        16,505              (5)(b)   16,500
  Amortization of intangible
   assets                          3,119                        3,119
                                --------- ---------------    ---------
   Total operating expenses      140,900            (385)     140,515
                                --------- ---------------    ---------

   Operating income               30,560             396       30,956

Interest (income) expense, net       (91)              -          (91)
Other expense (income), net          206               -          206
                                --------- ---------------    ---------
   Income before income taxes     30,445             396       30,841

Provision for income taxes        11,423             157 (d)   11,580
                                --------- ---------------    ---------

   Net income                   $ 19,022   $         239     $ 19,261
                                ========= ===============    =========

Net income per share, basic     $   0.56   $        0.01     $   0.57
                                ========= ===============    =========

Net income per share, diluted   $   0.54   $        0.01     $   0.55
                                ========= ===============    =========

Weighted-average number of
common shares outstanding,
 basic                            33,920               -       33,920
                                ========= ===============    =========

Weighted-average number of
common shares outstanding,
 diluted                          35,240               -       35,240
                                ========= ===============    =========


(a) These Non-GAAP adjustments reconcile the Company's GAAP results of operations to its as adjusted results of operations.

(b) These adjustments reflect non-cash stock based compensation.

(c) These adjustments reflect the third quarter of 2006 gain from the sale of an investment.

(d) These adjustments reflect the tax impact of the above noted non-GAAP adjustments.


                      Wright Medical Group, Inc.
                Condensed Consolidated Balance Sheets
                  (dollars in thousands--unaudited)

                                                 Sept. 30,   Dec. 31,
                                                   2006         2005
                                                 ---------   ---------

Assets
Current assets:
       Cash and cash equivalents                 $ 51,659    $ 51,277
  Marketable securities                            28,400      25,000
  Accounts receivable, net                         69,434      61,729
  Inventories                                      85,825      82,381
  Prepaid expenses and other current assets        34,120      39,994
                                                 ---------   ---------
     Total current assets                         269,438     260,381
                                                 ---------   ---------

Property, plant and equipment, net                 88,287      81,206
Intangible assets, net                             18,080      20,553
Other assets                                       17,924       9,670
                                                 ---------   ---------
   Total assets                                  $393,729    $371,810
                                                 =========   =========

Liabilities and stockholders' equity
Current liabilities:
  Accounts payable                               $ 13,979     $13,572
  Accrued expenses and other current liabilities   42,588      45,055
  Current portion of long-term obligations          1,181       5,628
                                                 ---------   ---------
     Total current liabilities                     57,748      64,255
                                                 ---------   ---------
Long-term obligations                                 874       1,728
Other liabilities                                  13,769      13,819
                                                 ---------   ---------
   Total liabilities                               72,391      79,802
                                                 ---------   ---------

Stockholders' equity                              321,338     292,008
                                                 ---------   ---------
   Total liabilities and stockholders' equity    $393,729    $371,810
                                                 =========   =========


     CONTACT: Wright Medical Group, Inc.
              John K. Bakewell, 901-867-4527